Exhibit 99.1

FORM OF INSTRUCTIONS

AS TO USE OF

PARTICLE DRILLING TECHNOLOGIES, INC.

RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, YOUR BANK OR BROKER

AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Particle Drilling Technologies, Inc., a Nevada corporation (“Particle Drilling”), to the holders of record (the “Recordholders”) of its common stock, par value $0.001 per share (the “Common Stock”), as described in the Particle Drilling prospectus supplement dated March 18, 2008, and the related prospectus (collectively, the “Prospectus”). Recordholders of Common Stock as of 5:00 p.m., Central Time, on March 17, 2008 (the “Record Date”) are receiving, at no charge, non-transferable subscription rights (the “Rights”) to subscribe for and purchase shares of Common Stock (the “Underlying Shares”). In the Rights Offering, Particle Drilling is offering an aggregate of 3,500,000 Underlying Shares.

Each Recordholder will receive one Right for each share of Common Stock owned of record as of 5:00 p.m., Central Time, on the Record Date. The Rights will expire, if not exercised prior to 5:00 p.m., Central Time, on April 16, 2008, unless Particle Drilling extends the period, not to exceed 15 business days (as it may be extended, the “Expiration Time”). Each Right allows the holder thereof to subscribe for 0.11025 shares of Common Stock (the “Basic Subscription Privilege”) at the cash price of $1.50 per full share (the “Subscription Price”). For example, if a Recordholder owned 100 shares of Common Stock as of 5:00 p.m., Central Time, on the Record Date, it would receive 100 Rights and would have the right to purchase 11.025 shares of Common Stock (rounded down to 11 shares, with the total subscription payment being adjusted accordingly, as discussed below) for the Subscription Price.

If a holder purchases all of the shares of Common Stock available to it pursuant to its Basic Subscription Privilege, it may also exercise an over-subscription privilege (the “Over-Subscription Privilege”) to purchase a portion of any shares of our Common Stock that are not purchased by our shareholders through the exercise of their Basic Subscription Privileges (the “Unsubscribed Shares”), subject to availability and the allocation process more fully described in the Prospectus. The maximum number of shares of Common Stock that could be purchased by such holder pursuant to the holder’s Over-Subscription Privilege will be determined according to the following formula based in part on such holder’s percentage ownership of our outstanding Common Stock as of 5:00 p.m., Central Time, on the Record Date: total number of Unsubscribed Shares multiplied by the Recordholder’s ownership percentage of the outstanding Common Stock at the record date. For example, if a Recordholder owned 2% of the outstanding Common Stock as of 5:00 p.m., Central Time, on the Record Date, it may purchase up to 2% of the Unsubscribed Shares pursuant to its Over-Subscription Privilege. Each Recordholder can determine its ownership percentage by dividing the number of Rights it receives in the Rights Offering by 31,769,089, the current number of outstanding shares of Common Stock.

Each Recordholder will be required to submit payment in full for all the shares it wishes to buy with its Over-Subscription Privilege. Because we will not know the total number of Unsubscribed Shares prior to the expiration of the Rights Offering, if a Recordholder wishes to maximize the number of shares purchased pursuant to the Recordholder’s Over-Subscription Privilege, the Recordholder will need to deliver payment in an amount equal to the aggregate Subscription Price for the maximum number of shares of Common Stock available to the Recordholder, assuming that no shareholder other than such Recordholder and LC Capital Master Fund Ltd. and Millennium Partners, L.P. (collectively, the “Standby Purchasers”) purchased any shares of Common Stock pursuant to their Basic Subscription Privilege.

Fractional shares of Common Stock resulting from the exercise of the Basic Subscription Privilege and the Over-Subscription Privilege will be eliminated by rounding down to the nearest whole share, with the total exercise price being adjusted accordingly. Any excess subscription payments received by the Subscription Agent will be returned, without interest, as soon as practicable.

Particle Drilling will not be required to issue shares of our Common Stock to you if Computershare Trust Company, N.A., as Subscription Agent, does not receive your payment prior to the Expiration Time, regardless of when you send the subscription payment and related documents, unless you send the documents in compliance with the guaranteed delivery procedures described below. Particle Drilling may extend the Expiration Time by giving oral or written notice to the Subscription Agent on or before the Expiration Time. If Particle Drilling elects to extend the Expiration Time, it will issue a press release announcing such extension no later than 9:00 a.m., Central Time, on the next business day after the most recently announced Expiration Time. The Rights will be evidenced by non-transferable Rights certificates (the “Rights Certificates”).

The number of Rights to which you are entitled is printed on the face of your Rights Certificate. The number of Rights printed on the face of the Rights Certificate can be used to help you determine your percentage ownership for the purposes of determining the number of shares you elect to subscribe for pursuant to the Over-Subscription Privilege. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided.

YOUR RIGHTS CERTIFICATE, OR NOTICE OF GUARANTEED DELIVERY, AND SUBSCRIPTION PRICE PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE PLUS THE FULL SUBSCRIPTION PRICE FOR ANY ADDITIONAL SHARES OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE THE EXPIRATION TIME. ONCE A RECORDHOLDER HAS EXERCISED THE BASIC SUBSCRIPTION PRIVILEGE OR THE OVER-SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME OF THE RIGHTS OFFERING WILL EXPIRE.

1.                                      Method of Subscription—Exercise of Rights

To exercise Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege plus the full Subscription Price for any Unsubscribed Shares you elect to subscribe for pursuant to the Over-Subscription Privilege, to the Subscription Agent, on or prior to the Expiration Time. Payment of the Subscription Price will be held in a segregated account to be maintained by the Subscription Agent. All payments must be made in U.S. dollars for the full number of Underlying Shares being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to the Subscription Agent, or (b) by wire transfer of immediately available funds, to the account maintained by the Subscription Agent for purposes of accepting subscriptions in the Rights Offering at ABA No. 102003206, further credit to Account Number 3055035 at Colorado Business Bank, with an account name of “Computershare Trust Company, N.A., CTC Company Escrow

Account” (the “Subscription Account”). Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by wire transfer. Payments will be deemed to have been received upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order or (iii) receipt of collected funds in the Subscription Account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take five or more business days to clear. Accordingly, Rights holders who wish to pay the Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier’s check, money order or wire transfer of funds.

The Rights Certificate and payment of the Subscription Price, or, if applicable, Notices of Guaranteed Delivery (as defined below) must be delivered to the Subscription Agent by one of the methods described below:

By Mail: Computershare Trust Company, N.A. c/o Computershare, Inc. 350 Indiana Street, Suite 800 Golden, CO 80401	By Hand or Overnight Courier: Computershare Trust Company, N.A. c/o Computershare, Inc. 350 Indiana Street, Suite 800 Golden, CO 80401

Telephone Number for Confirmation: (800) 962-4284

Telephone Number and E-mail Address for Information: Computershare, Inc., Information Agent (800) 962-4284 John.Harmann@computershare.com

Delivery to an address other than those above does not constitute valid delivery.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the “Notice of Guaranteed Delivery”), from a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or from a commercial bank or trust company having an office or correspondent in the United States or from a bank, shareholder, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”), to be received by the Subscription Agent on or prior to the Expiration Time together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by the Rights Certificate or Rights Certificates held by you, the number of Underlying Shares being subscribed for pursuant to the Basic Subscription Privilege, the number of additional shares of Common Stock you wish to subscribe for pursuant to the Over-Subscription Privilege and that you will guarantee the delivery to the Subscription Agent of any properly completed and executed Rights Certificate or Rights Certificate evidencing such Rights within three business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, the properly completed Rights Certificate or Rights Certificates evidencing the Rights being exercised, with any signatures required to be guaranteed so guaranteed, must be received by the Subscription Agent within three business days following the date of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as the Rights Certificates at the address set forth above or may be transmitted to the Subscription Agent by facsimile transmission (Facsimile No. (303) 262-0606). Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address set forth above, or by calling Computershare, Inc., the Information Agent, at (800) 962-4284.

If you do not indicate the number of Rights being exercised, or do not forward full payment of the Subscription Price, then you will be deemed to have exercised your Rights with respect to the maximum number of whole Rights that may be exercised with the aggregate Subscription Price you delivered to the Subscription Agent. If your aggregate Subscription Price is greater than the amount you owe for exercise of your Basic Subscription Privilege in full, you will be deemed to have exercised your Over-Subscription Privilege to purchase the maximum number of shares of Common Stock with your over-payment. If we do not apply your full Subscription Price payment to your purchase of shares of Common Stock, the excess subscription payment received by the Subscription Agent will be returned to you, without interest, as soon as practicable.

Brokers, custodian banks and other nominee holders of Rights who exercise the Basic Subscription Privilege and the Over-Subscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and Particle Drilling, in connection with the exercise of the Over-Subscription Privilege, as to the aggregate number of Rights that have been exercised pursuant to the Basic Subscription Privilege and the number of shares of Common Stock that are being subscribed for pursuant to the Over-Subscription Privilege, by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting.

Particle Drilling can provide no assurances that each Recordholder will actually be entitled to purchase the number of shares of Common Stock issuable upon the exercise of its Over-Subscription Privilege in full at the expiration of the Rights Offering. Particle Drilling will not be able to satisfy a Recordholder’s exercise of the Over-Subscription Privilege if all of the shareholders exercise their basic subscription privileges in full, and we will only honor an over-subscription privilege to the extent sufficient shares of Common Stock are available following the exercise of subscription rights under the Basic Subscription Privileges.

•      To the extent the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to a Recordholder pursuant to the Over-Subscription Privilege is less than the amount the Recordholder actually paid in connection with the exercise of the Over-Subscription Privilege, the Recordholder will be allocated only the number of Unsubscribed Shares available to it, as soon as practicable after the Expiration Time, and the Recordholder’s excess subscription payment received by the Subscription Agent will be returned, without interest, as soon as practicable.

•                  To the extent the amount the Recordholder actually paid in connection with the exercise of the Over-Subscription Privilege is less than the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to the Recordholder pursuant to the Over-Subscription Privilege, such Recordholder will be allocated the number of Unsubscribed Shares for which it actually paid in connection with the Over-Subscription Privilege.

2.                                      Issuance of Common Stock

The following deliveries and payments will be made to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary in your Rights Certificate.

(a)           Basic Subscription Privilege. As soon as practicable after the Expiration Time and the valid exercise of Rights, the Subscription Agent will mail to each exercising Recordholder certificates representing shares of Common Stock purchased pursuant to the Basic Subscription Privilege.

(b)           Over-Subscription Privilege. As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will mail to each Recordholder that validly exercises the Over-Subscription Privilege certificates representing the number of shares of Common Stock, if any, allocated to such Recordholder pursuant to the Over-Subscription Privilege.

(c)           Excess Cash Payments. As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payments received by the Subscription Agent in payment of the Subscription Price will be mailed to each Recordholder, without interest.

3.                                      Sale or Transfer of Rights

The subscription rights granted to you are non-transferable and, therefore, you may not sell, transfer or assign your subscription rights to anyone.

4.                                      Execution

(a)           Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever, Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b)           Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

(c)           Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you specify special payment or delivery instructions.

5.                                      Method of Delivery

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Recordholder. However, if you elect to exercise your Rights, Particle Drilling urges you to consider using a certified or cashier’s check, money order, or wire transfer of funds to ensure that the Subscription Agent receives your funds prior to the Expiration Time. If you send an uncertified check, payment will not be deemed to have been received by the Subscription Agent until the check has cleared, but if you send a certified check, bank draft drawn upon a U.S. bank, a postal, telegraphic or express money order or wire or transfer funds directly to the Subscription Agent’s account, payment will be deemed to have been received by the Subscription Agent immediately upon receipt of such instruments and wire or transfer. Any personal check used to pay for shares of Common Stock must clear the appropriate financial institutions prior to the Expiration Time. The clearinghouse may require five or more business days. Accordingly, Recordholders that wish to pay the Subscription Price by means of an uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure such payment is received and clears by such date.

6.                                      Special Provisions Relating to the Delivery of Rights through the Depository Trust Company

In the case of Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Basic Subscription Privilege and of the Over-Subscription Privilege may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Rights exercised subscribed for pursuant to the Basic Subscription Privilege and the number of Unsubscribed Shares subscribed for pursuant to the Over-Subscription Privilege by each beneficial owner of Rights on whose behalf such nominee is acting, and payment of the Subscription Price for each share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege.

7.                                      Backup Withholding

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCE FROM AN INDEPENDENT TAX ADVISOR.

This tax information is provided in connection with the Prospectus.

Under the United States federal income tax laws, dividend payments that may be made by Particle Drilling on shares of its Common Stock, issued upon the exercise of the Rights may be subject to backup withholding. Generally such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and certifies, under penalties of perjury, that the number provided is correct and provides certain other certifications. Each holder that exercises Rights and wants to avoid backup withholding must, unless an exemption applies, provide Computershare Trust Company, N.A., as Particle Drilling’s Subscription Agent in respect of the exercised Rights (the “Requester”), with such holder’s correct TIN (or with a certification that such holder is awaiting a TIN) and certain other certifications by completing and submitting a Form W-9.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign holder to qualify as an exempt recipient, that holder must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Form W-9), signed under the penalties of perjury, attesting to such holder’s foreign status. Such Form W-8 may be obtained from Registrar and Transfer Company, the Subscription Agent. Although a foreign holder may be exempt from backup withholding, payments of dividends may be subject to withholding tax, currently at a 30% rate (or, if certain tax treaties apply such applicable lower rate). Exempt U.S. holders should indicate their exempt status on Form W-9 to avoid possible erroneous backup withholding. Holders are urged to consult their tax advisers to determine whether they are exempt from withholding and reporting requirements.

If a U.S. holder is an individual, the TIN is his or her social security number. Completion of a Form W-9, in the case of a U.S. holder, should be used for this purpose. Failure to provide such U.S. holder’s TIN on the Form W-9, if applicable, may subject the tendering U.S. holder (or other payee) to a $50.00 penalty imposed by the Internal Revenue Service (“IRS”) and payments that are made to such tendering U.S. holder pursuant to the Tender Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment. If the tendering U.S. holder has not been issued a TIN and has applied for a TIN, the U.S. holder should write “Applied For” in the space for the TIN in Part I of the Form W-9. If the U.S. holder states a TIN is “Applied For” and a TIN is not provided by the time of payment, backup withholding tax could be levied on all such payments received pursuant to the Tender Offer until a TIN is provided. A tendering U.S. holder who states it “Applied For” a TIN in Part I in lieu of furnishing his or her TIN should furnish the Subscription Agent with such holder’s TIN as soon as it is received. Non-U.S. holders should certify as to its non-U.S. status under penalties of perjury on an IRS Form W-8. Such forms may be obtained at the IRS website at www.irs.gov.

If backup withholding applies, Particle Drilling or the Subscription Agent, as the case may be, will be required to withhold (currently at a 28% rate) on any dividend payments made to a holder that exercises Rights. Backup withholding is not an additional tax. Rather, the amount of backup withholding can be credited against the U.S. federal income tax liability of the holder subject to backup withholding, provided that the required information is provided to the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements.

EXHIBIT A

FORM OF NOTICE OF GUARANTEED DELIVERY FOR RIGHTS CERTIFICATES ISSUED BY PARTICLE DRILLING TECHNOLOGIES, INC.

This form, or one substantially equivalent hereto, must be used to exercise the subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement, dated March 18, 2008, and the related prospectus (collectively, the “Prospectus”) of Particle Drilling Technologies, Inc., a Nevada corporation (“Particle Drilling”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) prior to 5:00 p.m., Central Time, on April 16, 2008, (as it may be extended, the “Expiration Time”). Such form must be delivered by hand or sent by telegram, facsimile transmission, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent prior to the Expiration Time. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

Payment of the Subscription Price of $1.50 per full share of Particle Drilling common stock subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Time even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

By Mail: Computershare Trust Company, N.A. c/o Computershare, Inc. 350 Indiana Street, Suite 800 Golden, CO 80401	By Hand or Overnight Courier: Computershare Trust Company, N.A. c/o Computershare, Inc. 350 Indiana Street, Suite 800 Golden, CO 80401

By Facsimile Transmission:
(303) 262-0606

Telephone Number for Confirmation:
(800) 962-4284

Telephone Number and E-mail Address for Information:
Computershare, Inc., Information Agent
(800) 962-4284
John.Harmann@computershare.com

Delivery of this instrument to an address other than as set forth above or transmission of this instrument via facsimile other than as set forth above does not constitute a valid delivery

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Rights Certificate(s) representing Right(s) and that such Rights Certificate(s) cannot be delivered to the Subscription Agent prior to the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to (i) exercise the Subscription Privilege to subscribe for             share(s) of Common Stock with respect to each of the Rights represented by such Rights Certificate(s) and (ii) exercise the Over-Subscription Privilege relating to such Rights, to the extent that shares of Common Stock that are not otherwise purchased pursuant to the exercise of Rights are available therefore, for an aggregate of up to            share(s) of Common Stock, subject to availability and allocation as described in the Prospectus.

The undersigned understands that payment of the Subscription Price of $1.50 per full share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege must be received by the Subscription Agent prior to the Expiration Time, and represents that such payment, in the aggregate amount of $            either (check appropriate box):

☐            is being delivered to the Subscription Agent herewith;

or

☐            has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete the information relating thereto):

☐            Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐            Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

☐            Certified check

☐            Bank draft (cashier’s check)

☐            Money order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer of money order:

Signature(s)	Address

Name(s) (Please type or print)

Rights Certificate Number(s) (if available)	Area Code and Telephone Number(s)

GUARANTEE OF DELIVERY

(Not to Be Used for Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three business days after the date hereof.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.